Exhibit 99.1

Amesite Announces Up To $6 Million Concurrent Registered Direct Offering and Private Placement Priced At-the-Market Under Nasdaq Rules

$2 million upfront with up to approximately $4 million of potential aggregate proceeds upon the exercise in full of warrants

DETROIT, April 27, 2026 -- Amesite Inc. (Nasdaq: AMST), developer of the AI-native NurseMagic™ platform and EMR for non-acute care, today announced that it has entered into definitive agreements for the purchase and sale of 696,866 shares of its common stock, at a purchase price of $1.435 per share in a registered direct offering priced at-the-market under Nasdaq rules. In addition, the Company has agreed to issue to the investor unregistered Series A-1 warrants to purchase up to 696,866 shares of common stock and unregistered Series A-2 warrants to purchase up to 696,866 shares of common stock. The warrants will have an exercise price of $1.435 per share and will be exercisable beginning on the effective date of stockholder approval for the issuance of the shares issuable upon exercise of the warrants. The Series A-1 warrants will expire five years after the later of (i) effective date of the Resale Registration Statement (as defined below) and (ii) the date of stockholder approval and the Series A-2 warrants will expire eighteen months after the later of (i) effective date of the Resale Registration Statement (as defined below) and (ii) the date of stockholder approval.

Concurrently with the registered direct offering, in a private placement priced at-the-market under Nasdaq rules, the Company entered into definitive agreements with the investors for the purchase and sale of 696,866 shares of common stock (or pre-funded warrants in lieu thereof), Series A-1 warrants to purchase up to 696,866 shares of the Company’s common stock and Series A-2 warrants to purchase up to 696,866 shares of the Company’s common stock at a purchase price of $1.435 per share (or pre-funded warrant in lieu thereof) and accompanying warrants. The warrants to be issued in the private placement will have an exercise price of $1.435 per share and will be exercisable beginning on the effective date of stockholder approval for the issuance of the shares issuable upon exercise of the warrants. The Series A-1 warrants will expire five years after the later of (i) effective date of the Resale Registration Statement (as defined below) and (ii) the date of stockholder approval and the Series A-2 warrants will expire eighteen months after the later of (i) effective date of the Resale Registration Statement (as defined below) and (ii) the date of stockholder approval.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

The offerings are expected to close on or about April 28, 2026, subject to satisfaction of customary closing conditions. The aggregate gross proceeds to the Company from the offerings are expected to be approximately $2 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The potential additional gross proceeds to the Company from the warrants, if fully exercised on a cash basis, will be approximately $4 million. No assurance can be given that any of such warrants will be exercised. The Company intends to use the net proceeds from the offerings for general corporate purposes, including working capital.

The shares of common stock and pre-funded warrants (but not the shares of common stock and pre-funded warrants to be issued in the private placement and the unregistered warrants and the shares of common stock underlying the unregistered warrants) being offered in the registered direct are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-282999) that was declared effective by the Securities and Exchange Commission (the “SEC”) on December 18, 2024. The offering of the shares of common stock and pre-funded warrants in the registered direct is being made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying prospectus relating to the registered direct offering will be filed with the SEC. Electronic copies of the final prospectus supplement and accompanying prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, New York 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The shares of common stock, pre-funded warrants and warrants to be issued in the private placement, as well as the unregistered warrants to be issued to the investors in the registered directed offering, are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants and pre-funded warrants sold in the offerings, have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Pursuant to a registration rights agreement, the Company has agreed to file one or more registration statements with the SEC covering the resale of the unregistered securities to be issued in the offerings (the “Resale Registration Statement”).

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Amesite Inc.

Amesite (NASDAQ: AMST) is an AI-driven software company focused on delivering technology platform solutions. Its flagship product, NurseMagic™, is designed to streamline clinical documentation, support point-of-care decision-making, and deliver actionable operational insight, and has expanded from an assistant for individual clinicians into an enterprise platform that includes an electronic medical record (EMR) offering. NurseMagic™ is used by used by over 130 professions across all 50 states and over 20 countries. Built on proprietary AI and designed to meet applicable regulatory and security requirements, the platform serves B2B and B2C users with capabilities that include workflow integration and multilingual support.

Forward-Looking Statement

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning, among others, the completion of the offering, the satisfaction of customary closing conditions related to the offering, the receipt of stockholder approval, the exercise of the warrants prior to their expiration and the intended use of net proceeds from the offering. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties, including market and other conditions, and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement. Risks facing the Company and its planned platform are set forth in the Company’s filings with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations

ir@amesite.com